EIGHTH AMENDMENT TO CREDIT AGREEMENT


       THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 21, 2001, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.


                              W I T N E S S E T H :
                              -------------------


       WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000, that certain Fifth Amendment to Credit Agreement, dated as of September 28, 2000, that certain Sixth Amendment to Credit Agreement and Consent, dated as of February 5, 2001, and that certain Seventh Amendment to Credit Agreement and Consent, dated as of June 26, 2001 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "CREDIT AGREEMENT");

       WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties amend the Credit Agreement as and to the extent set forth in this Amendment; and

       WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

       NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

1.     DEFINITIONS.     Except  to  the   extent  otherwise   specified  herein,
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.     AMENDMENTS.

       2.1. Section 1.01 of the Credit Agreement is amended by inserting the following definition in the appropriate alphabetical order:

       "`JAPANESE YEN' means the lawful currency of Japan."

       2.2. Section 1.01 of the Credit Agreement is further amended by inserting in the definition of "ALTERNATIVE CURRENCY" after the words "Danish Crowns," and before the words "Deutsche Marks," the words "Japanese Yen,".

       2.3. Section 1.01 of the Credit Agreement is further amended by inserting in the definition of "ASSIGNED DOLLAR VALUE" before the words "Pounds Sterling" in clause (b)(ii)(A) thereof the words "Japanese Yen,".

       2.4. Section 1.01 of the Credit Agreement is further amended by deleting the definition of "Exchange Rate" in its entirety and replacing it with the following:

       "`EXCHANGE RATE' shall mean, on any day, (a) with respect to the Euro, Japanese Yen, Pounds Sterling (prior to the Conversion Date for the United Kingdom), Danish Crowns (prior to the Conversion Date for Denmark) and Deutsche Marks (prior to the Conversion Date for the Federal Republic of Germany), the spot rate at which U.S. Dollars are offered on such day by the Administrative Agent in London for such Alternative Currency at approximately 11:00 A.M. (London time), (b) with respect to U.S. Dollars in relation to the Euro, Japanese Yen, Pounds Sterling (prior to the Conversion Date for the United Kingdom), Danish Crowns (prior to the Conversion Date for Denmark) and Deutsche Marks (prior to the Conversion Date for the Federal Republic of Germany), the spot rate at which such Alternative Currency is offered on such day by the Administrative Agent in London for U.S. Dollars at approximately 11:00 A.M. (London time) and
       (c) with respect to Pounds Sterling (on and after the Conversion Date for the United Kingdom), Danish Crowns (on and after the Conversion Date for Denmark) and Deutsche Marks (on and after the Conversion Date for the Federal Republic of Germany), the official exchange rate for such currency as recognized by the European Central Bank on the Conversion Date for such country. For purposes of determining the Exchange Rate in connection with an Alternative Currency Revolving Credit Borrowing, such Exchange Rate shall be determined as of the Exchange Rate Determination Date for such Borrowing. The Administrative Agent shall provide Borrower with the then current Exchange Rate from time to time upon Borrower's request therefor."


3.     CONDITION  PRECEDENT  TO  THIS  AMENDMENT.   The  effectiveness  of  this
Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of the following condition precedent:

       3.1. The Borrower, Required Lenders and Required Alternative Currency Lenders shall have duly executed and delivered this Amendment and each other Loan Party shall have duly executed the Acknowledgment and Ratification in connection with this Amendment.

4.     REFERENCE  TO AND  EFFECT  UPON  THE  CREDIT  AGREEMENT  AND  OTHER  LOAN
       DOCUMENTS.

       4.1. Except as specifically amended in Section 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

       4.2. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.


5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.


6. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.


7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.


8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [Signature Pages Follow]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.



                                      COLUMBUS MCKINNON CORPORATION

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Executive Vice President

                         ACKNOWLEDGMENT AND RATIFICATION

       The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement, and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 21st day of November 2001.



                                      AUTOMATIC SYSTEMS, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      LICO STEEL, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      CRANE, ENGINEERING & SERVICE GROUP, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      HANDLING SYSTEMS AND CONVEYORS, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      YALE INDUSTRIAL PRODUCTS, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer

                                      LENDERS

                                      FLEET NATIONAL BANK,  as Administrative
                                      Agent, Initial Issuing Bank, Swing Line
                                      Bank and Lender


                                      By:  /s/ John C. Wright
                                           -----------------------------------
                                      Name:    John C. Wright
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      ABN-AMRO BANK N.V. NEW YORK
                                      BRANCH, as a Co-Agent and Lender


                                      By:  /s/ Donald Sutton
                                           -----------------------------------
                                      Name:    Donald Sutton
                                           -----------------------------------
                                      Title: Group Vice President and Director
                                            ----------------------------------



                                      By:  /s/ Richard Schrage
                                           -----------------------------------
                                      Name:    Richard Schrage
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      THE BANK OF NOVA SCOTIA, as a Co-Agent
                                      and Lender


                                      By:  /s/ J. Alan Edwards
                                           -----------------------------------
                                      Name:    J. Alan Edwards
                                           -----------------------------------
                                      Title:   Managing Director
                                            ----------------------------------

                                      LENDERS

                                      MANUFACTURERS AND TRADERS TRUST
                                      COMPANY, as a Co-Agent and Lender


                                      By:  /s/ Jeffrey P. Kenefick
                                           -----------------------------------
                                      Name:    Jeffrey P. Kenefick
                                           -----------------------------------
                                      Title:   Assistant Vice President
                                            ----------------------------------

                                      LENDERS

                                      HSBC BANK USA (formerly known as Marine
                                      Midland Bank), as a Co-Agent and Lender


                                      By:  /s/ John G. Tierney
                                           -----------------------------------
                                      Name:    John G. Tierney
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      COMERICA BANK


                                      By:  /s/ Joel S. Gordon
                                           -----------------------------------
                                      Name:    Joel S. Gordon
                                           -----------------------------------
                                      Title:   Account Officer
                                            ----------------------------------

                                      LENDERS

                                      FIRST UNION NATIONAL BANK


                                      By:
                                           -----------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      LENDERS

                                      KEYBANK NATIONAL ASSOCIATION


                                      By:  /s/ Mary K. Young
                                           -----------------------------------
                                      Name:    Mary K. Young
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      MELLON BANK, N.A.


                                      By:  /s/ Edward J. Kloecker
                                           -----------------------------------
                                      Name:    Edward J. Kloecker
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      BANKERS TRUST COMPANY


                                      By:
                                           -----------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      LENDERS

                                      THE BANK OF NEW YORK


                                      By:  /s/ Christine T. Rio
                                           -----------------------------------
                                      Name:    Christine T. Rio
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      NATIONAL BANK OF CANADA


                                      By:  /s/ Mark Dzimian
                                           -----------------------------------
                                      Name:    Mark Dzimian
                                           -----------------------------------
                                      Title:   Assistant Vice President
                                            ----------------------------------


                                      By:  /s/ Jon W. Patterson
                                           -----------------------------------
                                      Name:    Jon W. Patterson
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      NATIONAL CITY BANK OF PENNSYLVANIA


                                      By:  /s/ Sean D. Grant
                                           -----------------------------------
                                      Name:    Sean D. Grant
                                           -----------------------------------
                                      Title:   Assistant Vice President
                                            ----------------------------------